                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): August 20, 2003
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                               LUCILLE FARMS, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)



       Delaware                      1-12506                    13-2963923
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(State or Other Juris-        (Commission File No.)           (IRS Employer
diction of Incorporation)                                   Identification No.)


150 River Road, Montville, New Jersey                           07045
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: (973) 334-6030
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                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

             99.1     Press release, dated August 20, 2003.


ITEM 12. Results of Operations and Financial Condition.

On August 20, 2003, the Registrant announced results for its first quarter ended June 30, 2003. A copy of the press release is attached as an exhibit.

                                   Signatures:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                LUCILLE FARMS, INC.



                                By: /s/ Jay Rosengarten
                                    -----------------------------------------
                                    Jay Rosengarten, Chief Executive Officer




Date: August 20, 2003

                                  Exhibit Index
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No.             Description
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99.1            Press release, dated August 20, 2003.